Variable Accumulation DesignSM
Variable Universal Life Insurance Policy

Issued by ReliaStar SelectHLife Variable Account
of
ReliaStar Life Insurance Company

Supplement dated November 28, 2001 to the Prospectus dated May 1, 2001

This supplement updates and replaces certain information contained in your May 1, 2001, prospectus. Please read it carefully and keep it with your prospectus for future reference.

1.

The following sentence is hereby added to the end of the first paragraph under "Death Benefit Guarantee" on page 28 of the prospectus:

The death benefit guarantee period may also be limited by state law.

2.

The last two paragraphs of the "Death Benefit Guarantee - Requirements" section on page 29 of the prospectus are hereby deleted and replaced with the following new section:

Reinstatement. You can reinstate the Death Benefit Guarantee within the first five Policy Years (and, for Policies issued in Texas, within three years after the Death Benefit Guarantee has lapsed, if longer, provided the Policy has not been surrendered for its Cash Surrender Value). To reinstate the Death Benefit Guarantee during the first five Policy Years, you must pay additional premiums equal to the difference between (1) the sum of the Minimum Monthly Premiums since the Policy Date, including the Minimum Monthly Premium for the current Monthly Anniversary, and (2) the sum of all premiums paid minus any partial withdrawals and any loans. The amount necessary to reinstate Death Benefit Guarantee may exceed the amount needed to create sufficient Cash Surrender Value to pay any Monthly Deduction due.

For Policies issued in Texas, to reinstate the Death Benefit Guarantee more than five years from the Policy Date but within three years after it has lapsed, you must (1) submit proof which satisfies us that each Joint Insured, or Surviving Joint Insured, is still insurable and that any Joint Insured not living when you apply for reinstatement died while the Policy was in force; and (2) pay all Minimum Monthly Premiums due since the Death Benefit Guarantee has lapsed, plus interest thereon to be calculated at the Policy loan interest rate.

Even if the Death Benefit Guarantee terminates, the Policy will not necessarily lapse. For a discussion of the circumstances under which the Policy may lapse, see "Policy Lapse and Reinstatement."

3.	The last sentence of the "Policy Lapse and Reinstatement - Reinstatement" section on page 31 of the prospectus is hereby deleted.